SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 6, 2003



                              JACK IN THE BOX INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)




        DELAWARE                     1-9390                   95-2698708
-----------------------------     ----------             --------------------
(State of Incorporation)       (Commission File          (I.R.S. Employer
                                    Number)              Identification Number)



9330 BALBOA AVENUE, SAN DIEGO, CA                                  92123
--------------------------------------------------------------------------------
(Address of principal executive offices)                         (Zip Code)


        Registrant's telephone number, including area code (858) 571-2121
                                                           --------------



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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

(c)           Exhibits.
              ---------

Exhibit            Description
Number             -----------
------
99.1               Press release of Jack in the Box Inc. issued August 6, 2003


ITEM 9. REGULATION FD DISCLOSURE (Item 12, Results of Operations and Financial Condition)

         The information contained in this item 9 is being furnished under Item 12 "Results of Operations and Financial Condition" on Form 8-K in accordance with SEC Release No. 33-8216.

         Attached as Exhibit 99.1 and incorporated herein by reference, is a copy of the press release of Jack in the Box Inc. dated August 6, 2003, announcing Jack in the Box Inc. financial results for the quarter ended July 6, 2003.

         Jack in the Box Inc. will conduct a conference call on August 6, 2003 at 9:00 a.m. PT to review third quarter results. Investors can hear this conference call live by visiting the Jack in the Box home page at www.jackinthebox.com. Access the Jack in the Box home page at least 15 minutes prior to the call in order to download and install any necessary audio software. Investors can hear replays of the conference call by visiting www.jackinthebox.com and clicking on the conference call link.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             JACK IN THE BOX INC.


                             By:      JOHN F. HOFFNER
                                      -----------------------------
                                      John F. Hoffner
                                      Executive Vice President
                                      Chief Financial Officer
                                      (Principal Financial Officer)
                                      (Duly Authorized Signatory)


Date:  August 6, 2003






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